               FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

                        U.S. BANK NATIONAL ASSOCIATION ND
              ----------------------------------------------------
                     FIRST BANK CORPORATE CARD MASTER TRUST
              ----------------------------------------------------

The information which is required to be prepared with respect to the Distribution Date of September 17, 2001 and with respect to the performance of the Trust during the related Collection Period(s).

Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

                                                                                                             September 17, 2001

Information Regarding the Current Distribution (Stated on the Basis of $1,000
-----------------------------------------------------------------------------
Original Certificate Principal Balance)
---------------------------------------

1.  Class A Monthly Principal                                                                                  $              -
                                                                                                               ----------------

2.  Class B Monthly Principal                                                                                  $              -
                                                                                                               ----------------

3.  Collateral Monthly Principal                                                                               $              -
                                                                                                               ----------------

4.  Class A Monthly Interest                                                                                   $              -
                                                                                                               ----------------

5.  Class A Deficiency Amounts                                                                                 $              -
                                                                                                               ----------------

6.  Class A Additional Interest                                                                                $              -
                                                                                                               ----------------

7.  Class B Monthly Interest                                                                                   $              -
                                                                                                               ----------------

8.  Class B Deficiency Amounts                                                                                 $              -
                                                                                                               ----------------

9.  Class B Additional Interest                                                                                $              -
                                                                                                               ----------------

10.  Collateral Monthly Interest                                                                               $           3.66
                                                                                                               ----------------

11.  Accrued and unpaid Collateral Monthly Interest                                                            $              -
                                                                                                               ----------------

Information Regarding the Performance of the Trust
--------------------------------------------------

Principal Collections
(a)  Principal Collections allocated to the Class A Certificates                                               $ 386,105,146.98
                                                                                                               ----------------

(b)  Principal Collections allocated to the Class B Certificates                                               $   6,161,252.35
                                                                                                               ----------------

(c)  Principal Collections allocated to the Collateral Investor Interest                                       $  18,483,757.04
                                                                                                               ----------------

Trust Principal Component
(a)  Trust Principal Component as of the end of the related Collection Period(s)                               $ 527,476,426.39
                                                                                                               ----------------

(b)  Series 1997-1 Invested Amount as of the end of the related Transfer Date(s)                               $ 420,000,000.00
                                                                                                               ----------------


(c)  Series 1997-1 Adjusted Invested Amount as of the end of the related Transfer Date(s)                      $ 420,000,000.00
                                                                                                               ----------------

(d)  Class A Invested Amount as of the end of the related Transfer Date(s)                                     $ 394,800,000.00
                                                                                                               ----------------

(e)  Class A Adjusted Invested Amount as of the end of the related Transfer Date(s)                            $ 394,800,000.00
                                                                                                               ----------------

(f)  Class B Invested Amount as of the end of the related Transfer Date(s)                                     $   6,300,000.00
                                                                                                               ----------------

(g)  Collateral Invested Amount as of the end of the related Transfer Date(s)                                  $  18,900,000.00
                                                                                                               ----------------

(h)  Floating Allocation Percentage with respect to the related Collection Period(s)                                     81.77%
                                                                                                               ----------------

(i)  Class A Floating Percentage with respect to the related Collection Period(s)                                        76.86%
                                                                                                               ----------------

(j)  Class B Floating Percentage with respect to the related Collection Period(s)                                         1.23%
                                                                                                               ----------------

(k)  Collateral Floating Percentage with respect to the related Collection Period(s)                                      3.68%
                                                                                                               ----------------

(l)  Fixed Allocation Percentage with respect to the related Collection Period(s)                                           N/A
                                                                                                               ----------------

(m)  Class A Fixed Percentage with respect to the related Collection Period(s)                                              N/A
                                                                                                               ----------------

(n)  Class B Fixed Percentage with respect to the related Collection Period(s)                                              N/A
                                                                                                               ----------------

(o)  Collateral Fixed Percentage with respect to the related Collection Period(s)                                           N/A
                                                                                                               ----------------

Delinquent Balances
The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Collection
Period(s):

                                                                                                        Aggregate Account
                                                                                                             Balance
                                                                                                  ------------------------------
                          (a) 30-59 days:                                                                         $2,779,903.67
                          (b) 60-89 days:                                                                         $2,322,072.90
                          (c) 90-119 days:                                                                        $1,274,196.96
                          (d) 120-149 days:                                                                          $10,367.68
                          Total:                                                                                  $6,386,541.21

                                                                                                          Percentage of
                                                                                                        Total Receivables
                                                                                                  ------------------------------
                          (a) 30-59 days:                                                                                 0.52%
                          (b) 60-89 days:                                                                                 0.43%
                          (c) 90-119 days:                                                                                0.24%
                          (d) 120-149 days:                                                                               0.00%
                          Total:                                                                                          1.19%

Investor Default Amount
(a) Investor Default Amount for the related Collection Period(s)                                               $     153,845.20
                                                                                                               ----------------

(b) Class A Investor Default Amount for the related Collection Period(s)                                       $     144,614.48
                                                                                                               ----------------

(c) Class B Investor Default Amount for the related Collection Period(s)                                       $       2,307.68
                                                                                                               ----------------

(d) Collateral Investor Default Amount for the related Collection Period(s)                                    $       6,923.03
                                                                                                               ----------------


Investor Charge-Offs
(a) Aggregate Class A Investor Charge-Offs for the related Collection Period(s)                                $              -
                                                                                                               ----------------

(b) Class A Charge-Offs per $1,000 of original Certificate
    Principal Balance                                                                                          $              -
                                                                                                               ----------------

(c) Aggregate Class B Investor Charge-Offs for the related Collection Period(s)                                $              -
                                                                                                               ----------------

(d) Class B Charge-Offs per $1,000 of original Certificate
    Principal Balance                                                                                          $              -
                                                                                                               ----------------

(e) Aggregate Collateral Investor Charge-Offs for the related Collection Period(s)                             $              -
                                                                                                               ----------------

(f) Collateral Charge-Offs per $1,000 of original Certificate
    Principal Balance                                                                                          $              -
                                                                                                               ----------------

(g) Aggregate Class A Investor Charge-Offs reimbursed on the related
    Transfer Date(s)                                                                                           $              -
                                                                                                               ----------------

(h) Class A Investor Charge-Offs reimbursed per $1,000 of original Certificate
    Principal Balance                                                                                          $              -
                                                                                                               ----------------

(i) Aggregate Class B Investor Charge-Offs reimbursed on the related
    Transfer Date(s)                                                                                           $              -
                                                                                                               ----------------

(j) Class B Investor Charge-Offs reimbursed per $1,000 of original Certificate
    Principal Balance                                                                                          $              -
                                                                                                               ----------------

(k) Aggregate Collateral Investor Charge-Offs reimbursed on the related
    Transfer Date(s)                                                                                           $              -
                                                                                                               ----------------

(l) Collateral Investor Charge-Offs reimbursed per $1,000 of original Certificate
    Principal Balance                                                                                          $              -
                                                                                                               ----------------

Monthly Investor Servicing Fee
(a) Class A Servicing Fee payable for the related Collection Period(s)                                         $     329,000.00
                                                                                                               ----------------

(b) Class B Servicing Fee payable for the related Collection Period(s)                                         $       5,250.00
                                                                                                               ----------------

(c) Collateral Servicing Fee payable for the related Collection Period(s)                                      $      15,750.00
                                                                                                               ----------------

Reallocations
(a) Reallocated Collateral Principal Collections with respect to
    the related Collection Period(s)                                                                           $              -
                                                                                                               ----------------

(b) Reallocated Class B Principal Collections with respect to
    the related Collection Period(s)                                                                           $              -
                                                                                                               ----------------

(c) Collateral Invested Amount as of this Distribution Date                                                    $  18,900,000.00
                                                                                                               ----------------

(d) Class B Invested Amount as of this Distribution Date                                                       $   6,300,000.00
                                                                                                               ----------------


Yield Collections and Net Interchange
(a) Aggregate Yield Collections (including Net Interchange)
    processed during the related Collection Period allocated
    in respect of the Class A Investor Certificate                                                             $  15,509,653.38
                                                                                                               ----------------

(b) Aggregate Yield Collections (including Net Interchange)
    processed during the related Collection Period allocated
    in respect of the Class B Investor Certificate                                                             $     247,494.47
                                                                                                               ----------------

(c) Aggregate Yield Collections (including Net Interchange)
    processed during the related Collection Period allocated
    in respect of the Collateral Investor Certificate                                                          $     742,483.41
                                                                                                               ----------------

Principal Funding Amount
(a) Principal amount in Principal Funding Account on the
    related Transfer Date                                                                                      $              -
                                                                                                               ----------------

(b) Deficit Controlled Accumulation Amount with respect
    to the related Collection Period(s)                                                                        $              -
                                                                                                               ----------------

(c) Principal Funding Investment Proceeds deposited in the
    Collection Account on the related Transfer Date(s)                                                         $              -
                                                                                                               ----------------

(d) Reserve Draw Amount deposited in the Collection Account
    on the related Transfer Date(s) from the Reserve Account                                                   $              -
                                                                                                               ----------------

Reserve Draw Amount on the related Transfer Date(s)                                                            $              -
                                                                                                               ----------------

Overconcentration Draw Amount on the related Transfer Date(s)                                                  $              -
                                                                                                               ----------------

Available Funds
(a) Class A Available Funds on deposit in the Collection Account on the related
    Transfer Date(s)                                                                                           $  15,240,644.86
                                                                                                               ----------------

(b) Class B Available Funds on deposit in the Collection Account on the related
    Transfer Date(s)                                                                                           $     243,201.78
                                                                                                               ----------------

(c) Collateral Available Funds on deposit in the Collection Account on the related
    Transfer Date(s)                                                                                           $     729,605.34
                                                                                                               ----------------

Portfolio Yield and Base Rate
(a) Portfolio Yield for the related Collection Period                                                                    23.51%
                                                                                                               ----------------

(b) Base Rate for the related Collection Period                                                                           7.31%
                                                                                                               ----------------

Monthly Payment Rate                                                                                                     97.80%
                                                                                                               ----------------

Principal Payment Rate                                                                                                   97.80%
                                                                                                               ----------------

Gross Losses as a Percentage of Charge Volume & Fees                                                                      0.40%
                                                                                                               ----------------

Minimum Transferor's Percentage                                                                                          12.00%
                                                                                                               ----------------


U.S. Bancorp Card Services, Inc.
Servicer

By:/s/Keith J. Arnold
---------------------
Name: Keith Arnold

Title: Servicing Officer

                              SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                               COLLECTION PERIOD ENDING AUGUST 31, 2001
                                  U.S. BANK NATIONAL ASSOCIATION ND
                         FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1

                                                                                                             September 17, 2001

1.  Investor Percentage of Principal Collections                                                               $ 410,750,156.36
                                                                                                               ----------------

2.  Investor Percentage of Yield Collections (ex. Net Interchange)                                             $   8,382,656.25
                                                                                                               ----------------

3.  Investor Percentage of Net Interchange                                                                     $   8,116,975.00
                                                                                                               ----------------

4.  Servicer Interchange                                                                                       $     350,000.00
                                                                                                               ----------------

5.  The aggregate amount of funds on deposit in Collection Account allocable to Series
    1997-1 Certificates                                                                                        $ 522,530,584.97
                                                                                                               ----------------

6.  Funds in Principal Funding Account allocable to Series 1997-1 Certificates                                 $              -
                                                                                                               ----------------

7.  Aggregate amount paid in accordance with the Loan Agreement pursuant to Section 4.11                       $      69,126.75
                                                                                                               ----------------

8.  Required Collateral Invested Amount over the Collateral Invested Amount                                    $              -
                                                                                                               ----------------

9.  Collateral Invested Amount                                                                                 $  18,900,000.00
                                                                                                               ----------------

10. The amount of Monthly Interest, Deficiency Amounts and Additional
    Interest payable to the
    (i) Class A Certificateholders                                                                             $              -
                                                                                                               ----------------

    (ii) Class B Certificateholders                                                                            $              -
                                                                                                               ----------------

    (iii) Collateral Interest Holder                                                                           $      69,126.75
                                                                                                               ----------------

11. The amount of principal payable to the
    (i) Class A Certificateholders                                                                             $              -
                                                                                                               ----------------

    (ii) Class B Certificateholders                                                                            $              -
                                                                                                               ----------------

    (iii) Collateral Interest Holder                                                                           $              -
                                                                                                               ----------------

12. The sum of all amounts payable to the
    (i) Class A Certificateholders                                                                             $              -
                                                                                                               ----------------

    (ii) Class B Certificateholders                                                                            $              -
                                                                                                               ----------------

    (iii) Collateral Interest Holder                                                                           $      69,126.75
                                                                                                               ----------------

13. To the knowledge of the undersigned, no Early Amortization Event has occurred except as described below:

None


In witness whereof, the undersigned has duly executed this certificate this 21st day of February, 2000.

U.S. Bancorp Card Services, Inc.
Servicer

By:/s/Keith J. Arnold
---------------------
Name:  Keith Arnold

Title: Servicing Officer
